UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Patrick F. Quan
The Growth Fund of America, Inc.
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The Growth Fund of America®

[photo of peaches hanging from tree branches]

Special feature

Focusing on companies that can produce now and over the long term

See page 6

Annual report for the year ended August 31, 2012

The Growth Fund of America invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	20.57%	–1.12%	8.08%

The total annual fund operating expense ratio is 0.71% for Class A shares as of the prospectus dated November 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Results for other share classes can be found on page 3.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Fellow investors:

Despite a steady stream of challenging headlines on a range of issues — from European sovereign debt, to growth in China, to fiscal concerns in the U.S. —the stock market climbed the proverbial “wall of worry” and had good returns for the 12 months ended August 31, 2012. There were periods of volatility, but the power of monetary easing by the Federal Reserve, and the strength of good fundamentals for certain individual stocks, overcame these concerns.

During the period, The Growth Fund of America (GFA) posted a total return of 13.1%. On an absolute basis, the return was satisfactory. On a relative basis, the fund trailed the 18.0% return of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. As shown in the chart below, the fund trailed three of the four Lipper indexes we use to measure GFA’s progress but was in line with the 13.1% average of the four. For added perspective, we note how difficult stock markets were outside the U.S. in this period. The MSCI All Country World Index ex USA returned –1.4%.

Over longer periods, GFA has continued to outpace the S&P 500 and its comparable Lipper peer group indexes by significant margins. For the 10 years ended August 31, 2012, GFA posted an average annual total return of 7.6%, compared with 6.5% by the S&P 500. Over 20 years, GFA produced an average annual total return of 10.3%, compared with 8.4% by the S&P 500. Over its nearly 39-year history, GFA had an average annual total return of 13.3%, compared with 10.5% by the S&P 500. We continue to believe that we have a sound and robust investment approach that can do well for our shareholders over the long term.

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Results at a glance
Total returns for periods ended August 31, 2012, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime1
The Growth Fund of America
(Class A shares)	13.1%	0.4%	7.6%	13.3%

Standard & Poor’s 500 Composite Index2	18.0	1.3	6.5	10.5

Lipper Capital Appreciation Funds Index	10.5	1.6	7.3	10.5

Lipper Growth Funds Index	13.6	0.4	5.6	9.4

Lipper Large-Cap Core Funds Index	14.8	0.6	5.4	—	3

Lipper Large-Cap Growth Funds Index	13.4	1.9	5.6	—	3

1 Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
2 The S&P 500 is unmanaged and, therefore, has no expenses.
3 This Lipper index was not in existence when CRMC began managing the fund.
[End Sidebar]

[photo of peaches hanging from tree branches]
[Begin Sidebar]
In this report

Special feature

6	Investing in companies that can do well in any market

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment
portfolio

18	Financial statements

35	Board of directors and other officers
[End Sidebar]

Investment results analysis

The fund’s 20 largest holdings produced very satisfying results. GFA’s largest investment, Apple, had a total return of 72.9%, aided by rising sales of its iPad and iPhone products. Consumer discretionary stocks that helped were Comcast (+55.7%), the nation’s largest cable television provider, and home improvement retailer Home Depot (+70%).

Health care stocks made a major contribution to the fund over the past 12 months. Gilead Sciences, the fund’s fourth-largest holding, rose 44.6% during the period. Last November, Gilead agreed to acquire Pharmasset, a smaller company that is developing a drug to treat the hepatitis C virus. Pharmasset, also a GFA holding, rose 104.0% from the beginning of the fiscal year to the day when it was announced that a definitive agreement had been reached. In addition, Alexion Pharmaceuticals gained 85%.

GFA’s non-U.S. holdings, which constituted about 14% of net assets, detracted from results during the recent year. In particular, Canadian natural resource, materials and energy companies’ returns declined. They included Canadian Natural Resources (–19.5%) and Potash Corp. of Saskatchewan (–29.2%). Falling natural gas and oil prices hurt these firms. The fund’s investments in China, while relatively small, lagged because of slowing sales. Over most of the past decade, GFA’s international investments have helped the fund. We continue to believe that our investors will benefit in the long run from our involvement in non-U.S. markets because of the advantage of GFA’s extensive global research network.

The fund’s holdings of cash and cash equivalents, which totaled about 9% during the year, also detracted from results in a rising stock market on a relative basis. Many of the fund’s portfolio counselors believed it was prudent to hold some cash in this uncertain environment, a judgment that increases flexibility in the event of volatility and may yet prove to be helpful. Cash is not a top-down decision by the fund but is an aggregate of the views of individual portfolio counselors.

Welcome new portfolio counselors

Two portfolio counselors are leaving GFA at the end of the year and two new portfolio counselors have joined the fund. The new portfolio counselors are Barry Crosthwaite and Martin Romo, both veteran American Funds portfolio counselors. Barry has 15 years of experience with our firm and Martin has 20 years. The exiting counselors are Gordon Crawford, who is retiring at the end of the calendar year (see the box below for more details), and Dylan Yolles, who left the fund in September to take on new investing responsibilities with other American Funds. We thank Gordon and Dylan for their many contributions to GFA over the years.

The road ahead

In the coming months, we can expect to see a repeat of the negative headlines we’ve already been seeing. Sovereign debt problems in Europe and fiscal problems in the U.S. have not been resolved. It is harder to say whether we will continue with good market returns despite the news. The stock market will be looking for whether the trajectory of these issues is improving or not. Flare-ups in the Middle East, as well as developments in the U.S. presidential election, may add to volatility.

As we mention in our feature story, we seek to invest in companies that can do well in almost any environment. Turn to page 6 to see examples of companies in GFA that, in the recent past, have created their own demand or provided relatively recession-resistant services. We invest in stocks one at a time, after extensive, fundamental research. We invest with a long-term horizon at a time when many others have shortened their time frame. We pay close attention to valuation, which can help mitigate risk and increase return. Ours is a durable investment approach that has stood the test of time, and in which we are confident.

We thank you for your support of The Growth Fund of America.

Cordially,

/s/ James F. Rothenberg

James F. Rothenberg
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

October 8, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
[photo of Gordon Crawford]
We take this opportunity to say special thanks to Gordon Crawford, senior vice president of The Growth Fund of America, who will retire at the end of 2012 after a 40-year career at The Capital Group Companies. Twenty of those years were spent as a portfolio counselor with GFA, but he influenced the fund for all of his lengthy career as either an analyst or counselor. Gordon is a well-known and well-respected investor among the media/entertainment companies and their leaders. We thank him for his uniquely large contributions and long-term dedicated service. We wish him well.
[End Sidebar]

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2012 (the most recent calendar quarter-end):
			10 years/
	1 year	5 years	Life of class1
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	21.96%	–1.06%	8.07%
Not reflecting CDSC	26.96	–0.69	8.07

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	25.93	–0.71	7.86
Not reflecting CDSC	26.93	–0.71	7.86

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	27.94	0.10	8.73

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	28.26	—	3.74

Class 529-A shares4
Reflecting 5.75% maximum sales charge	20.50	–1.16	8.05
Not reflecting maximum sales charge	27.87	0.02	8.69

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	21.82	–1.15	7.95
Not reflecting CDSC	26.82	–0.78	7.95

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	25.85	–0.77	7.79
Not reflecting CDSC	26.85	–0.77	7.79

Class 529-E shares3,4	27.53	–0.26	8.34

Class 529-F-1 shares3,4
Not reflecting annual asset-based fee charged
by sponsoring firm	28.08	0.22	8.80

1Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

The value of a long-term perspective

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2012)*

	1 year	5 years	10 years
Class A shares	6.59%	–0.81%	6.97%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect the waivers, without which results would have been lower. Visit americanfunds.com for more information.

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FY END (Aug 31)	The Growth Fund of America3	Standard & Poor’s 500 Composite Index with dividends reinvested4	Lipper Growth Funds Index5	Consumer Price Index (inflation)6

12/1/1973	$9,425	$10,000	$10,000	$10,000
8/31/1974#	7,874	7,749	7,204	10,893
8/31/1975	9,792	9,776	9,126	11,830
8/31/1976	11,165	12,043	10,607	12,505
8/31/1977	12,377	11,835	10,558	13,333
8/31/1978	20,136	13,315	13,315	14,379
8/31/1979	23,595	14,881	15,033	16,078
8/31/1980	31,496	17,588	19,013	18,148
8/31/1981	35,383	18,539	20,125	20,109
8/31/1982	38,595	19,134	20,339	21,285
8/31/1983	56,382	27,582	30,631	21,830
8/31/1984	56,805	29,280	29,823	22,767
8/31/1985	64,493	34,616	34,712	23,529
8/31/1986	82,962	48,158	46,117	23,900
8/31/1987	109,731	64,779	59,044	24,924
8/31/1988	97,962	53,241	49,752	25,926
8/31/1989	136,507	74,101	67,293	27,146
8/31/1990	123,184	70,400	62,015	28,671
8/31/1991	160,815	89,300	79,872	29,760
8/31/1992	168,703	96,368	84,053	30,697
8/31/1993	210,269	110,996	101,030	31,547
8/31/1994	222,852	117,057	105,782	32,462
8/31/1995	279,812	142,129	128,702	33,312
8/31/1996	282,323	168,734	142,829	34,270
8/31/1997	391,124	237,282	191,969	35,033
8/31/1998	390,174	256,505	196,093	35,599
8/31/1999	629,203	358,611	277,049	36,405
8/31/2000	965,880	417,104	354,976	37,647
8/31/2001	721,756	315,433	236,853	38,671
8/31/2002	578,827	258,698	188,774	39,368
8/31/2003	701,724	289,889	214,778	40,218
8/31/2004	762,451	323,073	227,211	41,285
8/31/2005	924,112	363,626	261,043	42,789
8/31/2006	1,013,358	395,887	277,109	44,423
8/31/2007	1,182,434	455,775	320,863	45,298
8/31/2008	1,085,043	405,029	284,553	47,731
8/31/2009	894,135	331,128	228,567	47,023
8/31/2010	922,764	347,454	241,543	47,563
8/31/2011	1,065,029	411,656	287,751	49,356
8/31/2012	1,204,303	485,670	327,029	50,192
[end mountain chart]

Year ended August 31	1974	7	1975	1976	1977	1978	1979	1980	1981

Total value (dollars in thousands)
Dividends reinvested	—		$.4	.3	—	.3	—	.3	.5
Value at year-end	$7.9		9.8	11.2	12.4	20.1	23.6	31.5	35.4

GFA total return	(21.3%)		24.4	14.0	10.9	62.7	17.2	33.5	12.3

Year ended August 31	1982		1983	1984	1985	1986	1987	1988	1989

Total value (dollars in thousands)
Dividends reinvested	1.7		2.3	1.6	1.2	1.0	1.4	1.5	1.7
Value at year-end	38.6		56.4	56.8	64.5	83.0	109.7	98.0	136.5

GFA total return	9.1		46.1	0.8	13.5	28.6	32.3	(10.7)	39.3

Year ended August 31	1990		1991	1992	1993	1994	1995	1996	1997

Total value (dollars in thousands)
Dividends reinvested	3.6		3.2	2.5	1.5	.9	1.4	2.5	2.0
Value at year-end	123.2		160.8	168.7	210.3	222.9	279.8	282.3	391.1

GFA total return	(9.8)		30.5	4.9	24.6	6.0	25.6	0.9	38.5

Year ended August 31	1998		1999	2000	2001	2002	2003	2004	2005

Total value (dollars in thousands)
Dividends reinvested	2.5		2.0	1.1	3.9	1.4	.6	.2	2.8
Value at year-end	390.2		629.2	965.9	721.8	578.8	701.7	762.5	924.1

GFA total return	(0.2)		61.3	53.5	(25.3)	(19.8)	21.2	8.7	21.2

Year ended August 31	2006		2007	2008	2009	2010	2011	2012

Total value (dollars in thousands)
Dividends reinvested	5.9		8.7	11.9	8.3	7.6	8.09	8.0
Value at year-end	1,013.4		1,182.4	1,085.0	894.1	922.8	1,065.0	1,204.3

GFA total return	9.7		16.7	(8.2)	(17.6)	3.2	15.4	13.1

Average annual total return for 38-3/4 years 13.2%3

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3Includes reinvested dividends of $105,406 and reinvested capital gain distributions of $479,731.
4The S&P 500 is unmanaged and, therefore, has no expenses.
5Results of the Lipper Growth Funds Index do not reflect any sales charges.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.

Investing in companies that can do well in any market

One goal of GFA’s portfolio counselors and analysts is to find companies that have pricing power and whose products can create their own demand.

[photo of a woman standing next to a wooden bucket of peaches on a ladder - a peach in her hand]
[Begin Photo Caption]
[photo of Don O’Neal]
Don O’Neal
“Whether the environment is improving or not, our mission is to find attractively priced, fundamentally sound companies in which to invest.”
President of the fund
[End Photo Caption]

Investors faced plenty of unsettling headlines in the past year. Top of the list were the myriad troubles in Europe, including the potential breakup of the euro zone. In the U.S., the economy remains slow, the government is headed toward a “fiscal cliff,” the presidential election adds uncertainty and we’re even having major droughts affecting crops. Other large economies, like China and Brazil, appear to be slowing down. Despite all this, along with bouts of volatility, the U.S. stock market continued to climb the proverbial “wall of worry” the past 12 months. From August 31, 2011, to August 31, 2012, Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, gained 18%, which illustrates the difficulty of predicting the market in the short term.

The Growth Fund of America’s professional investors monitor these developments very closely with a worldwide investment network. “Whether the environment is improving or not, our mission is to find attractively priced, fundamentally sound companies in which to invest,” says Don O’Neal, president of GFA. “With a long-term horizon, it is often easiest to find them when the headlines are bad.”

In the following pages, we talk with several of GFA’s investment professionals who focus on companies they believe have the potential to do well in the coming years, even if some of the negative news continues to rattle stock markets. Here are several examples of those companies.

Companies with products that generate their own demand

One goal of GFA’s portfolio counselors and analysts is to find companies that have pricing power and whose products can create their own demand. GFA investment analyst Jay Markowitz, M.D., a specialist in biotechnology and pharmaceutical stocks, contends that “novel drugs for serious unmet medical needs fit that mandate.”

Jay came into investing from a career as a transplant surgeon at Johns Hopkins Medical Center in Baltimore where he was a member of the medical faculty. “I spent a fair amount of my career taking care of people who have suffered the ravages of hepatitis C, so I know it very well,” says Jay. “I have witnessed the consequences of liver disease and appreciate the dramatic advances that have now occurred and that have the potential to eradicate this disease.”

Hepatitis C, a virus that causes inflammation of the liver, affects more than 150 million people worldwide, according to estimates from the World Health Organization. The Centers for Disease Control and Prevention estimates that about 3 million people in the United States are infected. As many as three-quarters of them may not even know that they are infected, says Jay.

[photo of peaches hanging from tree branches]

[Begin Photo Caption]
[photo of Jim Rothenberg]
Jim Rothenberg
“For me, investing is about finding companies that create wealth by growing over time and producing a stream of earnings and dividends. Stock markets rise and fall for a host of reasons, but great companies can continue to make progress often in difficult economic environments.”
Vice chairman of the fund
[End Photo Caption]

[Begin Photo Caption]
[photo of Jay Markowitz]
Jay Markowitz, M.D.
“I’ve found that drug companies with transformational therapies have often offered positive returns regardless of what the broader stock market is doing.”
Investment analyst, biotechnology and pharmaceuticals
[End Photo Caption]

[photo of wooden boxes of peaches]
Several pharmaceutical companies are developing treatments for hepatitis C and have made some progress in recent years in reducing the length of treatment from 48 weeks to 24 weeks. Cure rates have been improved from 45% to somewhere between 70% and 80%, depending on the patient’s condition when diagnosed, says Jay. But the drugs still can have serious side effects depending on the individual.

Gilead Sciences, one of GFA’s largest holdings, is striving to improve the treatment of hepatitis C as it has successfully done with HIV (human immunodeficiency virus; a retrovirus that causes AIDS). In January 2012, Gilead Sciences acquired Pharmasset, a company entering the final phase of testing a promising drug for hepatitis C. Gilead Sciences is hopeful that it will become the key ingredient in an effective, safe and convenient pill that cures people of their infection.

Does Gilead have the potential to create its own demand for its medicines? “I’ve found that drug companies with transformational therapies have often offered positive returns regardless of what the broader stock market is doing,” says Jay.

[Begin Photo Caption]
[photo of Brad Barrett]
Brad Barrett
“I try to meet deep down in the organization with the operators of various business units, strategy advisers and technology experts.”
Investment analyst, media
[End Photo Caption]

Companies with products that are recession-resistant

In the highly competitive media market, Comcast, one of the largest providers of cable television and internet services, has been in a position of strength that has allowed the company to do relatively well despite the environment. The Philadelphia-based company sells a bundle of video, broadband and phone services and merged in 2011 with NBC Universal to give it entertainment content as well.

Brad Barrett, an investment analyst who covers media companies, sees three major reasons for the company’s historically strong position. “The first is that cable television and internet access are essential to the lives of many of its customers. Cable TV and cable broadband are some of the very last things to be cut during hard times.” In fact, Comcast grew right through the recession of 2008 and 2009. The second reason is that “Comcast has generated a lot of cash and returned much of it to shareholders in dividends and share buybacks,” says Brad.

[photo of a peach hanging from a tree branch]
The third reason is that Comcast has tended to trade at a valuation that is lower than the typical company, which tends to provide downside protection in volatile markets.

How does Brad research such a complex media company? He visits company headquarters and meets with the management team multiple times a year. Brad also attends industry events. “I try to meet deep down in the organization with the operators of various business units, strategy advisers and technology experts. It is also important that I meet regularly with their competitors, like DirecTV and Netflix, in order to have a deep understanding of the industry.”

[photo of a peach tree]
[Begin Sidebar]
A wealth of experience

The Growth Fund of America currently has 13 portfolio counselors who bring together 391 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund.*

Years of investment
Portfolio counselor	experience*
Ronald B. Morrow	44
James F. Rothenberg	41
Gordon Crawford†	40
James E. Drasdo	40
Gregg E. Ireland	40
Donnalisa Barnum	30
Michael T. Kerr	28
Donald D. O’Neal	26
Carl M. Kawaja	25
Bradley J. Vogt	24
Martin Romo	20
J. Blair Frank	18
Barry Crosthwaite	15

*As of August 31, 2012.
†Until November 30, 2012.
[End Sidebar]

[Begin Photo Caption]
[photo of Craig Gordon]
Craig Gordon, M.D.
“Most people don’t understand the global power of drugs for rare diseases. There are 7,000 rare diseases and only a fraction have treatments.”
Investment analyst, pharmaceuticals
[End Photo Caption]

[Begin Sidebar]
Companies that have pricing power

Alexion Pharmaceuticals, the fund’s 20th largest holding, specializes in developing treatments for severe, rare diseases that, at most, affect one out of every 50,000 people.

The company’s leading drug so far is Soliris®, which treats a rare type of anemia. Compensating for the small market of 5,000 to 10,000 patients in the U.S., and a similar number in Great Britain, is the fact that there are no other treatments. The drug thus has pricing power because it solves a health problem that no one else has been able to solve. “The drug is curative for a very rare and devastating disease and it has been reimbursed by insurance companies in the U.S., Europe, Australia and Japan,” says investment analyst Craig Gordon, M.D. “Most people don’t understand the global power of drugs for rare diseases. There are 7,000 rare diseases and only a fraction have treatments.” In 2012, Soliris is expected to produce more than $1.1 billion in revenue.

Craig is well-trained for analyzing complex drugs and how they react to patients with rare diseases. After graduating from medical school, he practiced general medicine for three years and then spent two years as a specialist in rheumatology. With a lifelong interest in investing instilled by his father, he decided to go to business school to get his MBA. To pay for it, he worked nights and weekends as an emergency room physician.

He says there are definite advantages for an investment analyst who specializes in pharmaceuticals to have actually practiced medicine. “You understand the mentality of the average physician and the typical patient. You learn how insurance companies think and which procedures and drugs they will likely reimburse, and which stand less of a chance.”
[End Sidebar]

[photo of peaches]
Companies that can attract more business by improving their customer service

“If you look over the past few years beginning in 2007, the housing market has been in the doldrums, yet Home Depot, the nation’s largest home improvement retailer, has been doing relatively well,” says Jessica Spaly, an investment analyst who specializes in retail companies.

The slow housing market has played into the company’s favor, leading more homeowners to consider repairs and home renovations rather than moving to new homes. Even as the housing market improves, it could benefit Home Depot further as contractors and construction firms go there for supplies.

“Home Depot has migrated from a decentralized, large firm to a centralized company that leverages the latest practices in technology and improvements in the supply chain,” says Jessica. “Store associates now have handheld tools that tell them exactly where inventory is located, so they can spend less time looking for items and more time helping customers. Inventory is now mostly ordered centrally using algorithms driven off sales patterns rather than at the store level by employees using their own judgment. This leads to more accurate ordering and, importantly, frees up store associates from ordering products to assisting clients.”

[Begin Photo Caption]
[photo of Anne-Marie Peterson]
Anne-Marie Peterson
“lululemon athletica is an example of a small women’s apparel company that grew to be large through many different market environments.”
Investment analyst, retail
[End Photo Caption]

In Home Depot’s 2011 annual report, Frank Blake, the company’s chief executive officer, wrote that by the end of fiscal 2011 the company had increased the percentage of its employee time allocated to customer service to about 53%, up from 40% four years ago. He said that the company is on track to reach its goal of having 60% of store labor dedicated to helping customers by the end of 2013.

Jessica, who is based in San Francisco, says an important part of her job covering Home Depot is visiting stores to monitor if management’s statements are being followed at the store level. “With the location of Home Depot stores in metropolitan areas throughout the U.S., you can see the company in action anytime you want.”

Small companies can grow to large companies, even in a difficult environment

“lululemon athletica is an example of a small women’s apparel company that grew to be large through many different market environments,” says Anne-Marie Peterson, also an investment analyst in retail companies. lululemon began in Vancouver, British Columbia, as a yoga athletic apparel company in a small shop in 1998. It was created by Dennis “Chip” Wilson in response to increased female participation in sports and in accordance with his belief in yoga as the optimal way to maintain athletic excellence into an advanced age.

The company evolved from simply making yoga clothing to making yoga apparel a fashion statement. “When you create the market, the company can experience powerful growth,” says Anne-Marie. “lululemon has taken boring athletic apparel and made it look appealing and compelling.”

It was a game changer. The company went public in 2007 and stores spread from its birthplace in Canada to the United States. “In the past, yoga apparel was a commodity purchase and today it is a fashion purchase,” says Anne-Marie. “It has moved into the sweet spot of consumer preferences. Today you can wear your trendy yoga pants to the grocery store after your workout and stand out because of the styling.” ■

[photo of a wooden bucket of peaches and a ladder under a peach tree]
[Begin Photo Caption]
[photo of Jessica Spaly]
Jessica Spaly
“If you look over the past few years beginning in 2007, the housing market has been in the doldrums, yet Home Depot, the nation’s largest home improvement retailer, has been doing relatively well.”
Investment analyst, retail
[End Photo Caption]

Summary investment portfolio   August 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)
Consumer discretionary	19.40%
Information technology	18.10
Health care	13.30
Energy	10.27
Financials	7.28
Other industries	22.55
Other securities	.17
Short-term securities & other assets less liabilities	8.93
[end pie chart]

Largest equity holdings	Percent of net assets
Apple	4.2%
Amazon	3.3
Comcast	2.7
Gilead Sciences	2.4
Home Depot	2.3
Oracle	2.3
Philip Morris International	1.7
EOG Resources	1.3
Google	1.2
Costco Wholesale	1.1

			Percent
		Value	of net
Common stocks - 90.90%	Shares	(000)	assets

Consumer discretionary - 19.40%
Amazon.com, Inc. (1)	15,184,600	$3,769,273	3.28%
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
Comcast Corp., Class A	71,237,678	2,388,599
Comcast Corp., Class A, special nonvoting shares	20,525,000	674,657	2.67
The largest cable TV provider in the U.S.
Home Depot, Inc.	45,705,200	2,593,770	2.26
The world's largest home improvement retailer.
News Corp., Class A	50,379,800	1,178,384	1.03
A leading global media conglomerate with businesses ranging from movies and television to operation of satellite TV platforms.
DIRECTV (1)	21,000,000	1,093,890	.95
Digital television services provider in the United States, Latin America and the Caribbean.
NIKE, Inc., Class B	11,043,600	1,075,205	.94
The world's leading athletic shoe company. Also operates shoe and sportswear stores.
YUM! Brands, Inc.	12,946,000	824,919	.72
Quick-service-oriented restaurant company whose brands include Taco Bell, KFC and Pizza Hut.
Time Warner Cable Inc.	8,120,536	721,266	.63
Major cable television provider operating in the United States.
Sands China Ltd.	146,157,400	516,341	.45
Owns and operates integrated resorts and casinos in Macao.
Virgin Media Inc. (2)	18,635,400	513,778	.45
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
Other securities		6,912,340	6.02
		22,262,422	19.40

Information technology - 18.10%
Apple Inc.	7,258,500	4,828,645	4.21
Manufacturer of personal computers and various software products, as well as tablets, laptops, media players, browsers and smartphones.
Oracle Corp.	81,808,676	2,589,245	2.26
Major supplier of database management software. Also develops business applications and provides consulting and support.
Google Inc., Class A (1)	2,026,736	1,388,497	1.21
One of the most frequently used website search engines in the world.
Microsoft Corp.	36,303,900	1,118,886	.98
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Texas Instruments Inc.	30,402,500	882,889	.77
Global maker of semiconductors and a leading producer of digital signal processors.
Samsung Electronics Co. Ltd.	663,483	721,009	.63
Korea's top electronics manufacturer and a global leader in semiconductor production.
ASML Holding NV (New York registered)	9,147,778	519,319
ASML Holding NV	2,380,000	134,815	.57
A leading supplier of lithography equipment used in manufacturing semiconductors.
Taiwan Semiconductor Manufacturing Co. Ltd.	168,046,000	467,371
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,350,000	166,845	.55
One of the world's largest semiconductor manufacturers.
Avago Technologies Ltd. (2)	14,517,620	530,909	.46
Manufacturer of analog interface components and subsystems for communications, industrial and consumer applications.
Other securities		7,427,224	6.46
		20,775,654	18.10

Health care - 13.30%
Gilead Sciences, Inc. (1) (2)	48,457,166	2,795,494	2.44
Develops drugs to treat infectious diseases and cancer.
Allergan, Inc.	13,770,400	1,186,045	1.03
Produces eye care, skin care and specialty pharmaceutical products, including Botox.
Merck & Co., Inc.	24,367,178	1,049,007	.91
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
UnitedHealth Group Inc.	18,430,000	1,000,749	.87
Provides managed health care services across the U.S.
Alexion Pharmaceuticals, Inc. (1)	9,250,000	991,692	.86
Develops drug treatments for cardiovascular, autoimmune and neurologic diseases.
Biogen Idec Inc. (1)	6,035,000	884,671	.77
A leader in developing therapies to treat multiple sclerosis and cancer.
Edwards Lifesciences Corp. (1) (2)	8,408,109	858,552	.75
Manufacturer of tissue heart valves and related repair products for the treatment of advanced cardiovascular disease.
Intuitive Surgical, Inc. (1)	1,723,694	847,695	.74
Manufacturer of robotic-assisted, minimally invasive surgical systems.
Amgen Inc.	8,262,400	693,381	.60
The world's largest biotechnology company.
Regeneron Pharmaceuticals, Inc. (1)	4,122,000	610,262	.53
Biotechnology company focused on the treatment of serious medical conditions.
Celgene Corp. (1)	7,590,000	546,784	.48
A global pharmaceutical company, making drugs to treat cancer and inflammatory diseases.
Other securities		3,801,523	3.32
		15,265,855	13.30

Energy - 10.27%
EOG Resources, Inc. (2)	13,837,152	1,498,564	1.31
An oil and gas exploration and production company with global operations.
Suncor Energy Inc.	31,198,020	975,106	.85
Explores for, processes and sells oil and natural gas.
Apache Corp.	11,030,000	945,822	.82
An independent oil and gas exploration and development company with onshore and offshore operations worldwide.
Schlumberger Ltd.	11,365,000	822,599	.72
A leading provider of services and technology to the petroleum industry.
FMC Technologies, Inc. (1) (2)	15,179,100	710,989	.62
Engaged in offshore energy production, food processing and airplane loading systems.
Noble Energy, Inc.	7,899,000	694,322	.60
Specializes in oil and natural gas exploration and development.
Canadian Natural Resources, Ltd.	20,980,000	638,286	.56
One of Canada's largest oil and natural gas producers.
Baker Hughes Inc.	12,410,000	565,896	.49
A leading provider of drilling services and products to oil, gas and mining industries around the world.
Southwestern Energy Co. (1)	16,930,000	527,031	.46
Energy company engaged in the exploration, development and production of natural gas and crude oil.
Other securities		4,403,251	3.84
		11,781,866	10.27

Financials - 7.28%
Aon PLC, Class A (2)	18,142,995	942,710	.82
Provider of risk management services, insurance and reinsurance brokerage, and human resource consulting and outsourcing.
Wells Fargo & Co.	25,610,978	871,542	.76
One of the largest banks in the U.S.
Citigroup Inc.	26,747,500	794,668	.69
Financial services company engaged in consumer, corporate and investment banking and insurance.
Bank of America Corp.	70,000,000	559,300	.49
One of the world's largest commercial banks.
Other securities		5,190,057	4.52
		8,358,277	7.28

Industrials - 6.42%
Union Pacific Corp.	9,863,300	1,197,799	1.04
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
CSX Corp.	31,524,801	708,047	.62
Operates a major rail system and provides freight transportation across the U.S.
Other securities		5,464,690	4.76
		7,370,536	6.42

Consumer staples - 5.36%
Philip Morris International Inc.	21,590,000	1,927,987	1.68
One of the world's largest international tobacco companies.
Costco Wholesale Corp.	13,368,183	1,308,344	1.14
Operates membership warehouse clubs that serve both small businesses and consumers in North America, Asia, the U.K. and Australia.
CVS/Caremark Corp.	19,915,000	907,128	.79
A major U.S. drugstore chain.
Other securities		2,013,167	1.75
		6,156,626	5.36

Materials - 4.96%
Barrick Gold Corp.	24,000,000	924,480	.81
Owns and operates gold mines in North and South America, Australia and Africa.
Newmont Mining Corp.	17,195,891	871,488	.76
One of the world's largest gold producers, with international gold and mineral mining operations.
Dow Chemical Co.	28,128,700	824,452	.72
A major producer of plastics, chemicals, herbicides and pesticides.
Praxair, Inc.	5,572,437	587,892	.51
A major supplier of industrial gases in North and South America.
Other securities		2,485,566	2.16
		5,693,878	4.96

Telecommunication services - 2.11%
Crown Castle International Corp. (1) (2)	18,177,430	1,153,540	1.00
A leading provider of wireless communications and transmission sites.
Other securities		1,261,586	1.11
		2,415,126	2.11

Utilities - 0.10%
Other securities		116,861	.10

Miscellaneous - 3.60%
Other common stocks in initial period of acquisition		4,135,162	3.60

Total common stocks (cost: $72,898,721,000)		104,332,263	90.90

Preferred stocks - 0.00%

Telecommunication services - 0.00%
Other securities		191	.00

Total preferred stocks (cost: $21,000,000)		191	.00

Warrants - 0.10%

Other - 0.02%
Other securities		21,139	.02

Miscellaneous - 0.08%
Other warrants in initial period of acquisition		93,366	.08

Total warrants (cost: $115,941,000)		114,505	.10

Convertible securities - 0.04%

Telecommunication services - 0.04%
Other securities		47,613	.04

Total convertible securities (cost: $65,063,000)		47,613	.04

Bonds & notes - 0.03%

Other - 0.03%
Other securities		32,151	.03

Total bonds & notes (cost: $39,109,000)		32,151	.03

	Principal
Short-term securities - 8.99%	amount (000)

Fannie Mae 0.09%-0.19% due 9/5/2012-3/5/2013	$2,276,850	$2,276,171	1.98
Freddie Mac 0.10%-0.20% due 9/4/2012-4/26/2013	2,214,082	2,213,046	1.93
U.S. Treasury Bills 0.10%-0.178% due 9/6/2012-4/4/2013	2,178,500	2,178,082	1.90
Federal Home Loan Bank 0.105%-0.20% due 9/5/2012-8/28/2013	1,883,800	1,883,227	1.64
Other securities		1,772,063	1.54

Total short-term securities (cost: $10,321,958,000)		10,322,589	8.99

Total investment securities (cost: $83,461,792,000)		114,849,312	100.06
Other assets less liabilities		(75,677)	(.06)

Net assets		$114,773,635	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including those that were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $27,657,000, which represented .02% of the net assets of the fund. Some of these securities (with an aggregate value of $1,165,756,000, which represented 1.02% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold  in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. Some of these securities (with an aggregate value of $27,657,000, an aggregate cost of $62,523,000, and that represented .02% of the net assets of the fund) were acquired from 7/7/2000 to 6/21/2011 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended August 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 8/31/2012 (000)
Gilead Sciences, Inc. (1)	27,070,000	21,864,400	477,234	48,457,166	$-	$2,795,494
EOG Resources, Inc.	14,755,837	846,315	1,765,000	13,837,152	9,100	1,498,564
Crown Castle International Corp. (1)	13,329,250	4,848,180	-	18,177,430	-	1,153,540
Aon PLC, Class A	5,793,000	12,749,995	400,000	18,142,995	9,659	942,710
Edwards Lifesciences Corp. (1)	7,210,000	1,293,109	95,000	8,408,109	-	858,552
FMC Technologies, Inc. (1)	12,000,000	5,054,100	1,875,000	15,179,100	-	710,989
Avago Technologies Ltd.	12,261,220	5,591,400	3,335,000	14,517,620	5,749	530,909
Virgin Media Inc.	19,765,400	-	1,130,000	18,635,400	3,117	513,778
Celanese Corp., Series A	8,784,500	1,375,500	-	10,160,000	2,591	388,722
Illumina, Inc. (1)	5,425,000	1,821,900	-	7,246,900	-	304,950
BioMarin Pharmaceutical Inc. (1) (3)	5,393,600	1,118,900	-	6,512,500	-	243,177
Flextronics International Ltd. (1)	40,080,464	-	6,040,000	34,040,464	-	229,092
KBR, Inc.	6,575,289	826,000	-	7,401,289	1,398	200,501
Allergan, Inc.(4)	15,955,400	550,000	2,735,000	13,770,400	3,013	-
Denbury Resources Inc. (1) (4)	19,515,000	300,000	6,612,500	13,202,500	-	-
DIRECTV (1) (4)	40,270,000	500,000	19,770,000	21,000,000	-	-
First Solar, Inc. (1) (4)	5,568,900	-	4,228,900	1,340,000	-	-
Human Genome Sciences, Inc. (4)	10,297,900	1,177,900	11,475,800	-	-	-
Kerry Group PLC, Class A(4)	8,865,824	-	1,000,000	7,865,824	3,786	-
KLA-Tencor Corp.(4)	10,940,000	-	5,940,000	5,000,000	11,579	-
Linear Technology Corp.(4)	15,160,000	-	8,330,000	6,830,000	11,446	-
Nexen Inc.(4)	10,435,000	3,500,000	8,950,000	4,985,000	1,990	-
Nexen Inc. (CAD denominated) (4)	16,383,474	32,309	16,415,783	-	1,225	-
Southwest Airlines Co.(4)	36,889,000	2,000,000	16,889,000	22,000,000	959	-
Southwestern Energy Co. (1) (4)	21,925,000	2,755,000	7,750,000	16,930,000	-	-
Stericycle, Inc. (1) (4)	4,239,000	-	1,329,000	2,910,000	-	-
					$65,612	$10,370,978

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) This security was an unaffiliated issuer in its initial period of acquisition at 8/31/2011; it was not publicly disclosed.
(4) Unaffiliated issuer at 8/31/2012.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $75,809,954)	$104,478,334
Affiliated issuers (cost: $7,651,838)	10,370,978	$114,849,312
Cash denominated in currencies other than U.S. dollars
(cost: $2,093)		2,093
Cash		76
Receivables for:
Sales of investments	617,906
Sales of fund's shares	94,409
Dividends and interest	140,405	852,720
		115,704,201
Liabilities:
Payables for:
Purchases of investments	172,825
Repurchases of fund's shares	649,770
Investment advisory services	27,489
Services provided by related parties	75,336
Directors' deferred compensation	4,078
Other	1,068	930,566
Net assets at August 31, 2012		$114,773,635

Net assets consist of:
Capital paid in on shares of capital stock		$86,344,732
Undistributed net investment income		471,519
Accumulated net realized loss		(3,429,617)
Net unrealized appreciation		31,387,001
Net assets at August 31, 2012		$114,773,635

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 7,500,000 shares, $.001 par value (3,519,890 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$55,441,104	1,690,172	$32.80
Class B	1,503,288	47,444	31.69
Class C	5,741,116	182,616	31.44
Class F-1	11,323,039	347,250	32.61
Class F-2	2,854,605	86,952	32.83
Class 529-A	3,821,891	117,268	32.59
Class 529-B	236,954	7,482	31.67
Class 529-C	1,007,827	31,891	31.60
Class 529-E	181,855	5,624	32.33
Class 529-F-1	124,844	3,833	32.57
Class R-1	496,689	15,657	31.72
Class R-2	2,182,466	68,388	31.91
Class R-3	7,916,211	245,173	32.29
Class R-4	8,093,144	248,528	32.56
Class R-5	6,311,696	192,337	32.82
Class R-6	7,536,906	229,275	32.87

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $44,841;
also includes $65,612 from affiliates)	$1,643,645
Interest	46,983	$1,690,628

Fees and expenses*:
Investment advisory services	345,218
Distribution services	354,753
Transfer agent services	169,929
Administrative services	35,530
Reports to shareholders	5,938
Registration statement and prospectus	1,467
Directors' compensation	497
Auditing and legal	191
Custodian	3,447
Other	5,368	922,338
Net investment income		768,290

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments (includes $563,560 net loss from affiliates)	4,496,523
Currency transactions	(2,617)	4,493,906
Net unrealized appreciation (depreciation) on:
Investments	9,614,499
Currency translations	(958)	9,613,541
Net realized gain and unrealized appreciation
on investments and currency		14,107,447
Net increase in net assets resulting
from operations		$14,875,737

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended August 31
	2012	2011
Operations:
Net investment income	$768,290	$978,141
Net realized gain on investments and currency transactions	4,493,906	4,791,234
Net unrealized appreciation on investments and currency translations	9,613,541	16,787,784
Net increase in net assets resulting from operations	14,875,737	22,557,159

Dividends paid to shareholders from net investment income	(884,496)	(1,243,930)

Net capital share transactions	(36,704,124)	(24,045,350)

Total decrease in net assets	(22,712,883)	(2,732,121)

Net assets:
Beginning of year	137,486,518	140,218,639
End of year (including undistributed
net investment income: $471,519 and $479,904, respectively)	$114,773,635	$137,486,518

See Notes to Financial Statements

Notes to financial statements

1.	Organization

The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2012 or 2013; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of directors has delegated authority to the  fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2012 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$22,262,422	-	$-	$22,262,422
Information technology	20,775,654	-	-	20,775,654
Health care	15,265,855	-	-	15,265,855
Energy	11,754,400	-	27,466	11,781,866
Financials	8,358,277	-	-	8,358,277
Industrials	7,370,536	-	-	7,370,536
Consumer staples	6,156,626	-	-	6,156,626
Materials	5,693,878	-	-	5,693,878
Telecommunication services	2,415,126	-	-	2,415,126
Utilities	116,861	-	-	116,861
Miscellaneous	4,135,162	-	-	4,135,162
Preferred stocks	-	-	191	191
Warrants	114,505	-	-	114,505
Convertible securities	-	47,613	-	47,613
Bonds & notes	-	32,151	-	32,151
Short-term securities	-	10,322,589	-	10,322,589
Total	$104,419,302	$10,402,353	$27,657	$114,849,312

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2012, the fund reclassified $108,064,000 from accumulated net realized loss to undistributed net investment income and $243,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$480,778
Capital loss carryforward expiring 2018*	(2,526,373)
Post-October capital loss deferral†	(414,628)
Gross unrealized appreciation on investment securities	35,031,945
Gross unrealized depreciation on investment securities	(4,137,962)
Net unrealized appreciation on investment securities	30,893,983
Cost of investment securities	83,955,329

*Reflects the utilization of capital loss carryforward of $4,693,138,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2012	2011
Class A	$405,819	$531,599
Class B	-	-
Class C	-	6,580
Class F-1	87,419	132,266
Class F-2	33,344	49,446
Class 529-A	25,030	27,288
Class 529-B	-	-
Class 529-C	-	1,061
Class 529-E	767	933
Class 529-F-1	1,045	1,099
Class R-1	-	1,236
Class R-2	-	4,448
Class R-3	34,926	74,452
Class R-4	85,157	159,063
Class R-5	96,087	162,757
Class R-6	114,902	91,702
Total	$884,496	$1,243,930

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2012, the investment advisory services fee was $345,218,000, which was equivalent to an annualized rate of 0.279% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period September 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended August 31, 2012, the total transfer agent services fee paid under these agreements was $169,929,000, of which $150,175,000 was paid by the fund to AFS and $19,754,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period September 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended August 31, 2012, total fees paid to CRMC for performing administrative services were $35,530,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended August 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$131,225	$98,946	$3,720	Not applicable
Class B	18,064	3,133	Not applicable	Not applicable
Class C	60,167	10,068	2,313	Not applicable
Class F-1	29,304	10,638	5,821	Not applicable
Class F-2	Not applicable	3,159	1,509	Not applicable
Class 529-A	7,567	4,418	1,636	$3,543
Class 529-B	2,666	378	122	267
Class 529-C	9,565	1,285	442	959
Class 529-E	857	156	82	171
Class 529-F-1	-	141	52	114
Class R-1	5,217	555	255	Not applicable
Class R-2	16,638	7,230	1,107	Not applicable
Class R-3	45,354	13,629	4,435	Not applicable
Class R-4	28,129	11,835	5,320	Not applicable
Class R-5	Not applicable	4,324	4,108	Not applicable
Class R-6	Not applicable	34	4,608	Not applicable
Total class-specific expenses	$354,753	$169,929	$35,530	$5,054

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $497,000, shown on the accompanying financial statements, includes $420,000 in current fees (either paid in cash or deferred) and a net increase of $77,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.
7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2012
Class A	$4,056,002	132,752	$396,549	13,933	$(12,449,147)	(409,483)	$(7,996,596)	(262,798)
Class B	18,334	621	-	-	(941,726)	(32,105)	(923,392)	(31,484)
Class C	344,694	11,701	-	-	(1,826,411)	(62,463)	(1,481,717)	(50,762)
Class F-1	1,569,854	51,387	85,810	3,033	(4,685,153)	(155,576)	(3,029,489)	(101,156)
Class F-2	468,120	15,316	29,280	1,030	(1,705,637)	(56,440)	(1,208,237)	(40,094)
Class 529-A	437,279	14,429	25,020	884	(413,594)	(13,610)	48,705	1,703
Class 529-B	3,392	115	-	-	(105,825)	(3,606)	(102,433)	(3,491)
Class 529-C	111,493	3,782	-	-	(148,414)	(5,033)	(36,921)	(1,251)
Class 529-E	19,359	646	767	27	(23,332)	(776)	(3,206)	(103)
Class 529-F-1	25,480	843	1,045	37	(21,798)	(716)	4,727	164
Class R-1	60,061	2,037	-	-	(182,869)	(6,219)	(122,808)	(4,182)
Class R-2	451,015	15,168	-	-	(861,004)	(29,009)	(409,989)	(13,841)
Class R-3	1,182,793	39,448	34,831	1,241	(5,075,759)	(170,102)	(3,858,135)	(129,413)
Class R-4	1,511,447	50,226	85,127	3,013	(9,641,535)	(319,950)	(8,044,961)	(266,711)
Class R-5	1,456,386	48,366	95,857	3,374	(7,494,604)	(248,104)	(5,942,361)	(196,364)
Class R-6	2,664,486	88,730	114,760	4,034	(6,376,557)	(206,751)	(3,597,311)	(113,987)
Total net increase (decrease)	$14,380,195	475,567	$869,046	30,606	$(51,953,365)	(1,719,943)	$(36,704,124)	(1,213,770)

Year ended August 31, 2011
Class A	$5,586,951	183,617	$515,811	17,001	$(15,635,437)	(514,982)	$(9,532,675)	(314,364)
Class B	37,592	1,275	-	-	(1,185,607)	(40,449)	(1,148,015)	(39,174)
Class C	531,232	18,161	6,262	214	(2,017,874)	(69,163)	(1,480,380)	(50,788)
Class F-1	2,252,172	74,640	124,534	4,131	(6,331,610)	(210,351)	(3,954,904)	(131,580)
Class F-2	1,468,359	48,857	36,619	1,208	(2,288,573)	(75,023)	(783,595)	(24,958)
Class 529-A	501,640	16,587	27,283	904	(359,443)	(11,914)	169,480	5,577
Class 529-B	5,816	197	-	-	(109,390)	(3,733)	(103,574)	(3,536)
Class 529-C	134,290	4,560	1,061	36	(126,834)	(4,327)	8,517	269
Class 529-E	22,642	756	933	31	(20,268)	(676)	3,307	111
Class 529-F-1	25,459	839	1,098	37	(25,314)	(833)	1,243	43
Class R-1	123,487	4,292	1,231	42	(185,045)	(6,302)	(60,327)	(1,968)
Class R-2	572,336	19,332	4,444	150	(920,045)	(30,935)	(343,265)	(11,453)
Class R-3	2,046,839	68,453	74,281	2,485	(4,542,701)	(151,107)	(2,421,581)	(80,169)
Class R-4	3,512,296	117,286	159,005	5,283	(7,756,274)	(256,407)	(4,084,973)	(133,838)
Class R-5	2,901,025	95,733	162,270	5,357	(6,643,137)	(216,444)	(3,579,842)	(115,354)
Class R-6	5,394,491	175,598	91,536	3,016	(2,220,793)	(72,157)	3,265,234	106,457
Total net increase (decrease)	$25,116,627	830,183	$1,206,368	39,895	$(50,368,345)	(1,664,803)	$(24,045,350)	(794,725)

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $17,874,390,000 and $53,743,306,000, respectively, during the year ended August 31, 2012.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers(3)	Ratio of net income (loss) to average net assets(3)
Class A:
Year ended 8/31/2012	$29.23	$.20	$3.59	$3.79	$(.22)	$-	$(.22)	$32.80	13.07%	$55,441	.71%	.71%	.66%
Year ended 8/31/2011	25.53	.20	3.75	3.95	(.25)	-	(.25)	29.23	15.42	57,082	.68	.68	.67
Year ended 8/31/2010	24.93	.21	.60	.81	(.21)	-	(.21)	25.53	3.20	57,890	.69	.69	.76
Year ended 8/31/2009	30.61	.22	(5.67)	(5.45)	(.23)	-	(.23)	24.93	(17.59)	61,587	.76	.75	1.00
Year ended 8/31/2008	35.77	.36	(3.10)	(2.74)	(.36)	(2.06)	(2.42)	30.61	(8.24)	81,529	.65	.62	1.09
Class B:
Year ended 8/31/2012	28.23	(.03)	3.49	3.46	-	-	-	31.69	12.26	1,503	1.46	1.46	(.10)
Year ended 8/31/2011	24.65	(.03)	3.61	3.58	-	-	-	28.23	14.52	2,228	1.43	1.43	(.09)
Year ended 8/31/2010	24.08	_(4)	.58	.58	(.01)	-	(.01)	24.65	2.42	2,911	1.45	1.45	(.01)
Year ended 8/31/2009	29.44	.06	(5.41)	(5.35)	(.01)	-	(.01)	24.08	(18.18)	4,063	1.50	1.49	.27
Year ended 8/31/2008	34.48	.11	(2.99)	(2.88)	(.10)	(2.06)	(2.16)	29.44	(8.91)	6,367	1.39	1.37	.34
Class C:
Year ended 8/31/2012	28.02	(.04)	3.46	3.42	-	-	-	31.44	12.21	5,741	1.49	1.49	(.13)
Year ended 8/31/2011	24.49	(.03)	3.58	3.55	(.02)	-	(.02)	28.02	14.51	6,539	1.46	1.46	(.12)
Year ended 8/31/2010	23.96	_(4)	.57	.57	(.04)	-	(.04)	24.49	2.38	6,959	1.47	1.47	(.02)
Year ended 8/31/2009	29.30	.06	(5.39)	(5.33)	(.01)	-	(.01)	23.96	(18.18)	7,502	1.50	1.49	.26
Year ended 8/31/2008	34.34	.09	(2.97)	(2.88)	(.10)	(2.06)	(2.16)	29.30	(8.95)	10,209	1.44	1.41	.29
Class F-1:
Year ended 8/31/2012	29.04	.21	3.58	3.79	(.22)	-	(.22)	32.61	13.15	11,323	.68	.68	.69
Year ended 8/31/2011	25.37	.20	3.72	3.92	(.25)	-	(.25)	29.04	15.40	13,023	.67	.67	.67
Year ended 8/31/2010	24.78	.21	.60	.81	(.22)	-	(.22)	25.37	3.22	14,714	.67	.67	.79
Year ended 8/31/2009	30.41	.24	(5.63)	(5.39)	(.24)	-	(.24)	24.78	(17.52)	16,531	.69	.68	1.08
Year ended 8/31/2008	35.56	.36	(3.08)	(2.72)	(.37)	(2.06)	(2.43)	30.41	(8.23)	25,528	.63	.61	1.09
Class F-2:
Year ended 8/31/2012	29.25	.28	3.60	3.88	(.30)	-	(.30)	32.83	13.42	2,855	.44	.44	.93
Year ended 8/31/2011	25.55	.28	3.74	4.02	(.32)	-	(.32)	29.25	15.69	3,717	.43	.43	.91
Year ended 8/31/2010	24.97	.28	.59	.87	(.29)	-	(.29)	25.55	3.43	3,884	.44	.44	1.02
Year ended 8/31/2009	30.61	.26	(5.63)	(5.37)	(.27)	-	(.27)	24.97	(17.31)	3,247	.46	.46	1.19
Period from 8/1/2008 to 8/31/2008(5)	30.43	.03	.15	.18	-	-	-	30.61	.59	114	.04	.03	.09
Class 529-A:
Year ended 8/31/2012	29.06	.18	3.57	3.75	(.22)	-	(.22)	32.59	13.00	3,822	.77	.77	.60
Year ended 8/31/2011	25.39	.19	3.72	3.91	(.24)	-	(.24)	29.06	15.38	3,358	.73	.73	.62
Year ended 8/31/2010	24.81	.20	.59	.79	(.21)	-	(.21)	25.39	3.14	2,793	.73	.73	.73
Year ended 8/31/2009	30.47	.22	(5.64)	(5.42)	(.24)	-	(.24)	24.81	(17.60)	2,543	.77	.76	.99
Year ended 8/31/2008	35.62	.34	(3.08)	(2.74)	(.35)	(2.06)	(2.41)	30.47	(8.27)	2,859	.69	.66	1.03
Class 529-B:
Year ended 8/31/2012	28.25	(.06)	3.48	3.42	-	-	-	31.67	12.11	237	1.57	1.57	(.21)
Year ended 8/31/2011	24.69	(.06)	3.62	3.56	-	-	-	28.25	14.42	310	1.53	1.53	(.19)
Year ended 8/31/2010	24.14	(.02)	.59	.57	(.02)	-	(.02)	24.69	2.36	358	1.53	1.53	(.08)
Year ended 8/31/2009	29.56	.04	(5.45)	(5.41)	(.01)	-	(.01)	24.14	(18.28)	416	1.58	1.57	.17
Year ended 8/31/2008	34.62	.07	(2.99)	(2.92)	(.08)	(2.06)	(2.14)	29.56	(9.00)	514	1.50	1.48	.23
Class 529-C:
Year ended 8/31/2012	28.18	(.06)	3.48	3.42	-	-	-	31.60	12.14	1,008	1.56	1.56	(.19)
Year ended 8/31/2011	24.66	(.05)	3.60	3.55	(.03)	-	(.03)	28.18	14.40	934	1.53	1.53	(.18)
Year ended 8/31/2010	24.13	(.02)	.59	.57	(.04)	-	(.04)	24.66	2.33	811	1.53	1.53	(.07)
Year ended 8/31/2009	29.55	.04	(5.44)	(5.40)	(.02)	-	(.02)	24.13	(18.25)	767	1.58	1.57	.18
Year ended 8/31/2008	34.62	.07	(2.99)	(2.92)	(.09)	(2.06)	(2.15)	29.55	(8.99)	881	1.50	1.47	.23
Class 529-E:
Year ended 8/31/2012	28.82	.10	3.54	3.64	(.13)	-	(.13)	32.33	12.71	182	1.03	1.03	.35
Year ended 8/31/2011	25.19	.10	3.69	3.79	(.16)	-	(.16)	28.82	15.04	165	1.01	1.01	.34
Year ended 8/31/2010	24.63	.12	.59	.71	(.15)	-	(.15)	25.19	2.83	142	1.02	1.02	.44
Year ended 8/31/2009	30.21	.15	(5.57)	(5.42)	(.16)	-	(.16)	24.63	(17.82)	133	1.07	1.06	.68
Year ended 8/31/2008	35.34	.24	(3.06)	(2.82)	(.25)	(2.06)	(2.31)	30.21	(8.55)	147	.99	.97	.73

Class 529-F-1:
Year ended 8/31/2012	$29.04	$.25	$3.56	$3.81	$(.28)	$-	$(.28)	$32.57	13.27%	$125	.56%	.56%	.81%
Year ended 8/31/2011	25.38	.25	3.71	3.96	(.30)	-	(.30)	29.04	15.56	106	.52	.52	.83
Year ended 8/31/2010	24.79	.25	.60	.85	(.26)	-	(.26)	25.38	3.37	92	.52	.52	.94
Year ended 8/31/2009	30.46	.26	(5.64)	(5.38)	(.29)	-	(.29)	24.79	(17.41)	79	.57	.56	1.18
Year ended 8/31/2008	35.61	.41	(3.08)	(2.67)	(.42)	(2.06)	(2.48)	30.46	(8.09)	85	.49	.47	1.24
Class R-1:
Year ended 8/31/2012	28.26	(.02)	3.48	3.46	-	-	-	31.72	12.24	497	1.44	1.44	(.07)
Year ended 8/31/2011	24.72	(.03)	3.63	3.60	(.06)	-	(.06)	28.26	14.54	561	1.43	1.43	(.09)
Year ended 8/31/2010	24.19	_(4)	.60	.60	(.07)	-	(.07)	24.72	2.45	539	1.44	1.44	.02
Year ended 8/31/2009	29.65	.06	(5.46)	(5.40)	(.06)	-	(.06)	24.19	(18.17)	476	1.47	1.46	.29
Year ended 8/31/2008	34.76	.10	(3.02)	(2.92)	(.13)	(2.06)	(2.19)	29.65	(8.96)	503	1.42	1.39	.30
Class R-2:
Year ended 8/31/2012	28.42	(.01)	3.50	3.49	-	-	-	31.91	12.28	2,182	1.41	1.41	(.04)
Year ended 8/31/2011	24.84	(.01)	3.64	3.63	(.05)	-	(.05)	28.42	14.60	2,337	1.39	1.39	(.04)
Year ended 8/31/2010	24.30	.01	.59	.60	(.06)	-	(.06)	24.84	2.44	2,327	1.41	1.41	.04
Year ended 8/31/2009	29.77	.06	(5.48)	(5.42)	(.05)	-	(.05)	24.30	(18.17)	2,367	1.48	1.47	.27
Year ended 8/31/2008	34.84	.12	(3.01)	(2.89)	(.12)	(2.06)	(2.18)	29.77	(8.87)	2,708	1.36	1.33	.37
Class R-3:
Year ended 8/31/2012	28.74	.11	3.55	3.66	(.11)	-	(.11)	32.29	12.78	7,916	.98	.98	.38
Year ended 8/31/2011	25.12	.11	3.68	3.79	(.17)	-	(.17)	28.74	15.06	10,765	.97	.97	.38
Year ended 8/31/2010	24.55	.13	.60	.73	(.16)	-	(.16)	25.12	2.94	11,422	.97	.97	.48
Year ended 8/31/2009	30.11	.16	(5.56)	(5.40)	(.16)	-	(.16)	24.55	(17.78)	11,477	.99	.98	.76
Year ended 8/31/2008	35.23	.26	(3.05)	(2.79)	(.27)	(2.06)	(2.33)	30.11	(8.50)	13,098	.94	.91	.79
Class R-4:
Year ended 8/31/2012	28.99	.20	3.57	3.77	(.20)	-	(.20)	32.56	13.10	8,093	.69	.69	.66
Year ended 8/31/2011	25.33	.20	3.71	3.91	(.25)	-	(.25)	28.99	15.40	14,937	.68	.68	.66
Year ended 8/31/2010	24.75	.21	.60	.81	(.23)	-	(.23)	25.33	3.20	16,442	.68	.68	.77
Year ended 8/31/2009	30.38	.23	(5.62)	(5.39)	(.24)	-	(.24)	24.75	(17.53)	15,985	.70	.69	1.04
Year ended 8/31/2008	35.52	.35	(3.08)	(2.73)	(.35)	(2.06)	(2.41)	30.38	(8.26)	17,215	.67	.64	1.06
Class R-5:
Year ended 8/31/2012	29.24	.29	3.60	3.89	(.31)	-	(.31)	32.82	13.48	6,312	.39	.39	.97
Year ended 8/31/2011	25.54	.29	3.74	4.03	(.33)	-	(.33)	29.24	15.75	11,366	.38	.38	.96
Year ended 8/31/2010	24.94	.29	.60	.89	(.29)	-	(.29)	25.54	3.51	12,874	.39	.39	1.07
Year ended 8/31/2009	30.66	.30	(5.69)	(5.39)	(.33)	-	(.33)	24.94	(17.30)	14,023	.40	.40	1.36
Year ended 8/31/2008	35.82	.45	(3.09)	(2.64)	(.46)	(2.06)	(2.52)	30.66	(7.96)	17,362	.37	.34	1.35
Class R-6:
Year ended 8/31/2012	29.30	.31	3.60	3.91	(.34)	-	(.34)	32.87	13.52	7,537	.34	.34	1.02
Year ended 8/31/2011	25.60	.31	3.74	4.05	(.35)	-	(.35)	29.30	15.78	10,059	.33	.33	1.02
Year ended 8/31/2010	24.97	.31	.60	.91	(.28)	-	(.28)	25.60	3.58	6,061	.34	.34	1.16
Period from 5/1/2009 to 8/31/2009(5)	21.68	.09	3.20	3.29	-	-	-	24.97	15.17	2,134	.14	.14	.38

	Year ended August 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	18%	34%	33%	38%	32%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
(4)Amount less than $.01.
(5)Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the “Fund”), including the summary investment portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 8, 2012

Expense example
                                                                                                                                                  unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2012, through August 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2012	Ending account value 8/31/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,020.21	$3.61	.71%
Class A -- assumed 5% return	1,000.00	1,021.57	3.61	.71
Class B -- actual return	1,000.00	1,016.68	7.35	1.45
Class B -- assumed 5% return	1,000.00	1,017.85	7.35	1.45
Class C -- actual return	1,000.00	1,016.49	7.60	1.50
Class C -- assumed 5% return	1,000.00	1,017.60	7.61	1.50
Class F-1 -- actual return	1,000.00	1,020.66	3.40	.67
Class F-1 -- assumed 5% return	1,000.00	1,021.77	3.40	.67
Class F-2 -- actual return	1,000.00	1,021.80	2.19	.43
Class F-2 -- assumed 5% return	1,000.00	1,022.97	2.19	.43
Class 529-A -- actual return	1,000.00	1,020.03	3.96	.78
Class 529-A -- assumed 5% return	1,000.00	1,021.22	3.96	.78
Class 529-B -- actual return	1,000.00	1,016.04	7.96	1.57
Class 529-B -- assumed 5% return	1,000.00	1,017.24	7.96	1.57
Class 529-C -- actual return	1,000.00	1,015.75	7.96	1.57
Class 529-C -- assumed 5% return	1,000.00	1,017.24	7.96	1.57
Class 529-E -- actual return	1,000.00	1,018.59	5.23	1.03
Class 529-E -- assumed 5% return	1,000.00	1,019.96	5.23	1.03
Class 529-F-1 -- actual return	1,000.00	1,021.00	2.84	.56
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.32	2.85	.56
Class R-1 -- actual return	1,000.00	1,016.34	7.30	1.44
Class R-1 -- assumed 5% return	1,000.00	1,017.90	7.30	1.44
Class R-2 -- actual return	1,000.00	1,016.56	7.10	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.10	7.10	1.40
Class R-3 -- actual return	1,000.00	1,018.94	5.02	.99
Class R-3 -- assumed 5% return	1,000.00	1,020.16	5.03	.99
Class R-4 -- actual return	1,000.00	1,020.37	3.45	.68
Class R-4 -- assumed 5% return	1,000.00	1,021.72	3.46	.68
Class R-5 -- actual return	1,000.00	1,022.11	1.93	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.23	1.93	.38
Class R-6 -- actual return	1,000.00	1,022.09	1.73	.34
Class R-6 -- assumed 5% return	1,000.00	1,023.43	1.73	.34

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information
                       unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2012:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$14,064,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Ronald P. Badie, 69	2008	Retired; former Vice Chairman, Deutsche Bank Alex.
		Brown

Joseph C. Berenato, 66	2003	Former Chairman and CEO, Ducommun Incorporated
Chairman of the Board		(aerospace components manufacturer)
(Independent and
Non-Executive)

Louise H. Bryson, 68	2008	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Robert J. Denison, 71	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 65	2010	Founder and President, MAD Ink (communications
		company)

Robert A. Fox, 75	1970	Managing General Partner, Fox Investments LP;
		corporate director

John G. Freund, 58	2010	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 64	1993	Retired; former Treasurer, The Washington Post
		Company

William H. Kling, 70	2010	President Emeritus, American Public Media

John G. McDonald, 75	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Christopher E. Stone, 56	2010	President, Open Society Foundations; former
		Professor of the Practice of Criminal Justice, John F.
		Kennedy School of Government, Harvard University

“Independent” directors1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Ronald P. Badie, 69	3	Amphenol Corporation; Nautilus, Inc.;
		Obagi Medical Products, Inc.

Joseph C. Berenato, 66	6	None
Chairman of the Board
(Independent and
Non-Executive)

Louise H. Bryson, 68	7	None

Robert J. Denison, 71	6	None

Mary Anne Dolan, 65	10	None

Robert A. Fox, 75	9	None

John G. Freund, 58	3	Mako Surgical Corporation; XenoPort, Inc.

Leonade D. Jones, 64	9	None

William H. Kling, 70	10	None

John G. McDonald, 75	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Christopher E. Stone, 56	6	None

“Interested” directors5,7
	Year first
	elected a
	director or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

James F. Rothenberg, 66	1997	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director and Non-Executive
		Chairman, American Funds Distributors, Inc.;6
		Director and Non-Executive Chair, The Capital Group
		Companies, Inc.6

Donald D. O’Neal, 52	1995	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

“Interested” directors5,7
	Number of
	portfolios in
	fund complex3
Name, age and	overseen
position with fund	by director	Other directorships4 held by director

James F. Rothenberg, 66	2	None
Vice Chairman of the Board

Donald D. O’Neal, 52	21	None
President

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers7
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Michael T. Kerr, 53	1998	Senior Vice President — Capital World Investors,
Executive Vice President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

Paul F. Roye, 58	2012	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Gordon Crawford, 65	1992	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Gregg E. Ireland, 62	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Bradley J. Vogt, 47	1999	Director, Capital Research and Management
Senior Vice President		Company; Chairman, Capital Research Company;6
		Senior Vice President — Capital Research Global
		Investors, Capital Research Company;6 Director,
		American Funds Distributors, Inc.6

Brad A. Barrett, 34	2010	Vice President — Capital Research Global Investors,
Vice President		Capital Research Company6

Walter R. Burkley, 46	2010	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Barry S. Crosthwaite, 54	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		American Funds Service Company6

Martin Romo, 45	2010	Director, Capital Research and Management
Vice President		Company; Senior Vice President — Capital World
		Investors, Capital Research Company;6 Director and
		Co-President, Capital Research Company6

Patrick F. Quan, 54	1986–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 41	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 39	2010	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 61	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Neal F. Wellons, 41	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

7All of the officers listed, except Mr. Barrett, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2012, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

•American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-905-1012P

Litho in USA AGD/Q/8057-S33526

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$87,000
2012	$94,000

b) Audit-Related Fees:
2011	$61,000
2012	$45,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$17,000
2012	$17,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$984,000
2012	$1,151,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$17,000
2012	$59,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,671,000 for fiscal year 2011 and $1,777,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®
Investment portfolio

August 31, 2012

Common stocks — 90.90%	Shares	Value (000)

CONSUMER DISCRETIONARY — 19.40%
Amazon.com, Inc.1	15,184,600	$3,769,273
Comcast Corp., Class A	71,237,678	2,388,599
Comcast Corp., Class A, special nonvoting shares	20,525,000	674,657
Home Depot, Inc.	45,705,200	2,593,770
News Corp., Class A	50,379,800	1,178,384
DIRECTV1	21,000,000	1,093,890
NIKE, Inc., Class B	11,043,600	1,075,205
YUM! Brands, Inc.	12,946,000	824,919
Time Warner Cable Inc.	8,120,536	721,266
Sands China Ltd.	146,157,400	516,341
Virgin Media Inc.2	18,635,400	513,778
Johnson Controls, Inc.	17,739,900	482,703
Las Vegas Sands Corp.	10,942,000	463,831
Liberty Media Corp., Class A1	4,391,300	457,925
General Motors Co.1	20,891,632	446,036
Time Warner Inc.	9,300,000	386,415
Nikon Corp.	14,000,000	384,801
Naspers Ltd., Class N	6,270,000	364,873
Expedia, Inc.	4,769,329	244,953
AutoNation, Inc.1	6,000,000	241,200
Carnival Corp., units	6,820,000	236,518
Marriott International, Inc., Class A	6,143,059	231,470
lululemon athletica inc.1	3,332,100	217,220
Toyota Motor Corp.	5,205,000	205,754
Lowe’s Companies, Inc.	6,400,000	182,272
British Sky Broadcasting Group PLC	13,525,000	163,430
Industria de Diseño Textil, SA	1,465,400	162,956
Mattel, Inc.	4,400,000	154,616
priceline.com Inc.1	242,000	146,306
D.R. Horton, Inc.	7,580,000	143,944
Darden Restaurants, Inc.	2,500,000	129,875
Shaw Communications Inc., Class B, nonvoting	6,123,900	125,295
Daimler AG	2,475,474	121,432
Toll Corp.1	3,700,000	121,064
Chipotle Mexican Grill, Inc.1	417,000	120,363
Starbucks Corp.	2,000,000	99,220
Groupon, Inc., Class A1	23,279,128	96,608
Harley-Davidson, Inc.	2,028,500	85,116
Bayerische Motoren Werke AG	1,080,000	78,327
Volkswagen AG, nonvoting preferred	425,000	75,053
Isuzu Motors Ltd.	14,200,000	72,365
Kia Motors Corp.	950,000	62,043
Burberry Group PLC	2,725,000	58,543
Li & Fung Ltd.	34,030,000	55,284
Nordstrom, Inc.	940,000	54,360
Wynn Resorts, Ltd.	520,000	53,648
Swatch Group Ltd, non-registered shares	120,000	49,121
Genting Singapore PLC	37,000,000	40,517
BorgWarner Inc.1	350,000	24,073
Harman International Industries, Inc.	500,000	23,015
Hyundai Mobis Co., Ltd.	74,000	20,055
Tiffany & Co.	290,000	17,965
Ctrip.com International, Ltd. (ADR)1	730,000	11,775
		22,262,422

INFORMATION TECHNOLOGY — 18.10%
Apple Inc.	7,258,500	4,828,645
Oracle Corp.	81,808,676	2,589,245
Google Inc., Class A1	2,026,736	1,388,497
Microsoft Corp.	36,303,900	1,118,886
Texas Instruments Inc.	30,402,500	882,889
Samsung Electronics Co. Ltd.	663,483	721,009
ASML Holding NV (New York registered)	9,147,778	519,319
ASML Holding NV	2,380,000	134,815
Taiwan Semiconductor Manufacturing Co. Ltd.	168,046,000	467,371
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,350,000	166,845
Avago Technologies Ltd.2	14,517,620	530,909
Visa Inc., Class A	3,925,000	503,381
Accenture PLC, Class A	7,750,000	477,400
Yahoo! Inc.1	31,564,143	462,415
EMC Corp.1	16,465,000	432,865
Baidu, Inc., Class A (ADR)1	3,565,000	397,284
Altera Corp.	8,000,000	298,640
Broadcom Corp., Class A	8,203,000	291,453
Automatic Data Processing, Inc.	4,985,000	289,529
Motorola Solutions, Inc.	5,900,000	281,194
Rackspace Hosting, Inc.1	4,470,000	268,111
KLA-Tencor Corp.	5,000,000	256,550
International Business Machines Corp.	1,250,000	243,562
Flextronics International Ltd.1,2	34,040,464	229,092
Linear Technology Corp.	6,830,000	225,561
Intel Corp.	9,000,000	223,470
Arm Holdings PLC	22,383,000	204,004
SINA Corp.1	3,075,000	172,507
TE Connectivity Ltd.	4,623,000	162,591
Maxim Integrated Products, Inc.	5,902,120	160,184
Murata Manufacturing Co., Ltd.	3,200,000	157,762
Mail.ru Group Ltd. (GDR)	4,100,000	134,357
Mail.ru Group Ltd. (GDR)1,3	350,000	11,469
Corning Inc.	10,680,000	128,053
NetApp, Inc.1	3,645,144	125,830
AOL Inc.1	3,648,255	122,837
MasterCard Inc., Class A	265,000	112,068
Quanta Computer Inc.	42,254,258	109,053
National Instruments Corp.	4,105,010	105,745
Electronic Arts Inc.1	7,481,500	99,728
Dolby Laboratories, Inc., Class A1	2,650,000	87,927
SAP AG	1,285,000	84,709
FLIR Systems, Inc.	3,500,000	69,300
QUALCOMM Inc.	1,105,000	67,913
Xilinx, Inc.	1,500,000	50,865
Nokia Corp. (ADR)	13,089,474	36,912
Nokia Corp.	1,000,000	2,843
FactSet Research Systems, Inc.	430,000	39,676
Amphenol Corp.	600,000	36,522
Comverse Technology, Inc.1	6,011,792	36,071
Intuit Inc.	600,000	35,124
Gemalto NV	440,000	34,872
Rohm Co., Ltd.	1,005,000	32,796
MediaTek Inc.	3,000,000	32,052
Nintendo Co., Ltd.	250,000	27,971
First Solar, Inc.1	1,340,000	26,787
Infineon Technologies AG	3,575,000	24,709
Compuware Corp.1	1,000,000	10,000
Analog Devices, Inc.	87,559	3,480
		20,775,654

HEALTH CARE — 13.30%
Gilead Sciences, Inc.1,2	48,457,166	2,795,494
Allergan, Inc.	13,770,400	1,186,045
Merck & Co., Inc.	24,367,178	1,049,007
UnitedHealth Group Inc.	18,430,000	1,000,749
Alexion Pharmaceuticals, Inc.1	9,250,000	991,692
Biogen Idec Inc.1	6,035,000	884,671
Edwards Lifesciences Corp.1,2	8,408,109	858,552
Intuitive Surgical, Inc.1	1,723,694	847,695
Amgen Inc.	8,262,400	693,381
Regeneron Pharmaceuticals, Inc.1	4,122,000	610,262
Celgene Corp.1	7,590,000	546,784
Express Scripts Holding Co.1	6,439,420	403,236
St. Jude Medical, Inc.	10,465,000	395,158
Stryker Corp.	7,202,616	383,611
Baxter International Inc.	6,164,100	361,709
Illumina, Inc.1,2	7,246,900	304,950
Bristol-Myers Squibb Co.	8,400,000	277,284
BioMarin Pharmaceutical Inc.1,2	6,512,500	243,177
Vertex Pharmaceuticals Inc.1	4,340,800	231,495
Abbott Laboratories	2,500,000	163,850
Boston Scientific Corp.1	29,995,000	161,973
Hospira, Inc.1	4,387,840	147,344
Medtronic, Inc.	3,545,000	144,140
Grifols, SA, Class A1	4,487,000	126,420
Zimmer Holdings, Inc.	1,780,000	109,968
Hologic, Inc.1	4,595,000	90,200
Novo Nordisk A/S, Class B	526,431	82,908
Thermo Fisher Scientific Inc.	1,439,300	82,544
Aetna Inc.	1,081,028	41,522
Cardinal Health, Inc.	1,000,000	39,550
Dendreon Corp.1	2,335,000	10,484
		15,265,855

ENERGY — 10.27%
EOG Resources, Inc.2	13,837,152	1,498,564
Suncor Energy Inc.	31,198,020	975,106
Apache Corp.	11,030,000	945,822
Schlumberger Ltd.	11,365,000	822,599
FMC Technologies, Inc.1,2	15,179,100	710,989
Noble Energy, Inc.	7,899,000	694,322
Canadian Natural Resources, Ltd.	20,980,000	638,286
Baker Hughes Inc.	12,410,000	565,896
Southwestern Energy Co.1	16,930,000	527,031
Pioneer Natural Resources Co.	4,885,000	475,604
Concho Resources Inc.1	4,287,506	384,761
Devon Energy Corp.	5,959,900	344,661
CONSOL Energy Inc.	9,715,213	293,399
Technip SA	2,670,000	281,226
Pacific Rubiales Energy Corp.	10,421,000	254,777
Cimarex Energy Co.	4,275,000	244,573
Cobalt International Energy, Inc.1	10,466,200	237,687
Chevron Corp.	2,115,000	237,218
Denbury Resources Inc.1	13,202,500	204,507
Core Laboratories NV	1,500,000	183,285
Royal Dutch Shell PLC, Class B (ADR)	2,520,000	181,919
Murphy Oil Corp.	3,456,000	177,396
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	3,589,200	75,876
BP PLC	12,470,000	87,389
BP PLC (ADR)	1,138,700	47,894
Occidental Petroleum Corp.	1,500,000	127,515
Nexen Inc.	4,985,000	125,672
Helmerich & Payne, Inc.	2,310,000	105,428
Woodside Petroleum Ltd.	2,340,000	82,923
Tenaris SA (ADR)	1,145,000	47,758
Diamond Offshore Drilling, Inc.	680,000	45,574
Talisman Energy Inc.	3,250,000	45,305
BG Group PLC	1,975,000	40,392
Laricina Energy Ltd.1,4,5	950,000	27,466
Range Resources Corp.	360,000	23,468
Oceaneering International, Inc.	258,800	13,856
OJSC Gazprom (ADR)	592,000	5,722
		11,781,866

FINANCIALS — 7.28%
Aon PLC, Class A2	18,142,995	942,710
Wells Fargo & Co.	25,610,978	871,542
Citigroup Inc.	26,747,500	794,668
Bank of America Corp.	70,000,000	559,300
AIA Group Ltd.	131,625,000	452,273
Marsh & McLennan Companies, Inc.	12,047,171	411,652
ACE Ltd.	4,446,100	327,811
American Express Co.	5,380,000	313,654
State Street Corp.	6,268,163	260,756
American Tower Corp.	3,615,000	254,496
Goldman Sachs Group, Inc.	2,329,696	246,296
Agricultural Bank of China, Class H	663,184,000	244,549
Fifth Third Bancorp	15,000,000	227,100
Berkshire Hathaway Inc., Class A1	1,685	213,253
Charles Schwab Corp.	15,300,000	206,397
Onex Corp.	5,200,000	204,466
ICICI Bank Ltd. (ADR)	4,965,000	161,511
ICICI Bank Ltd.	1,750,000	28,382
Morgan Stanley	10,000,000	150,000
Industrial and Commercial Bank of China Ltd., Class H	263,820,000	142,864
XL Group PLC	5,835,000	134,905
JPMorgan Chase & Co.	3,371,712	125,225
AMP Ltd.	22,673,816	104,478
Toronto-Dominion Bank	1,255,000	102,666
Bank of New York Mellon Corp.	3,875,000	87,343
HDFC Bank Ltd. (ADR)	2,480,000	83,278
PNC Financial Services Group, Inc.	1,159,000	72,043
BOK Financial Corp.	1,250,000	71,963
Deutsche Bank AG	2,000,000	71,129
UBS AG	6,274,666	70,193
Popular, Inc.1	4,080,000	64,627
Willis Group Holdings PLC	1,710,000	63,817
Moody’s Corp.	1,399,500	55,420
Genworth Financial, Inc., Class A1	7,647,700	40,456
City National Corp.	774,000	39,745
First Republic Bank	1,110,000	36,286
Bank of Nova Scotia	630,000	33,393
Regions Financial Corp.	4,485,000	31,216
Zions Bancorporation	1,005,000	19,346
New York Community Bancorp, Inc.	1,290,000	17,105
Weyerhaeuser Co.	422,321	10,520
Credit Suisse Group AG	468,000	9,039
WMI Holdings Corp.1	841,863	404
		8,358,277

INDUSTRIALS — 6.42%
Union Pacific Corp.	9,863,300	1,197,799
CSX Corp.	31,524,801	708,047
United Parcel Service, Inc., Class B	5,980,000	441,384
Boeing Co.	5,830,400	416,291
Cummins Inc.	3,995,000	387,955
General Dynamics Corp.	5,884,600	385,500
Norfolk Southern Corp.	5,136,700	372,205
Precision Castparts Corp.	2,015,200	324,608
Stericycle, Inc.1	2,910,000	266,323
United Continental Holdings, Inc.1	12,954,000	239,001
KBR, Inc.2	7,401,289	200,501
Southwest Airlines Co.	22,000,000	196,680
Ryanair Holdings PLC (ADR)1	6,285,000	195,086
MTU Aero Engines Holding AG	2,330,000	177,804
United Technologies Corp.	2,065,000	164,890
European Aeronautic Defence and Space Co. EADS NV	4,214,844	160,739
Fastenal Co.	3,535,000	152,323
SGS SA	75,000	151,304
Iron Mountain Inc.	4,601,510	150,930
Lockheed Martin Corp.	1,500,000	136,710
Deere & Co.	1,795,000	134,823
Ingersoll-Rand PLC	2,300,000	107,548
Aggreko PLC	2,634,998	98,742
General Electric Co.	4,250,000	88,018
Schneider Electric SA	1,325,000	83,679
PACCAR Inc	2,000,000	79,820
Atlas Copco AB, Class A	3,000,000	67,138
Delta Air Lines, Inc.1	6,390,000	55,274
Bureau Veritas SA	564,010	52,035
Globaltrans Investment PLC (GDR)3	2,300,000	43,240
Globaltrans Investment PLC (GDR)	124,642	2,343
Meggitt PLC	6,255,183	39,252
Honeywell International Inc.	600,000	35,070
KONE Oyj, Class B	540,000	33,044
Chart Industries, Inc.1	350,000	24,430
		7,370,536

CONSUMER STAPLES — 5.36%
Philip Morris International Inc.	21,590,000	1,927,987
Costco Wholesale Corp.	13,368,183	1,308,344
CVS/Caremark Corp.	19,915,000	907,128
Kerry Group PLC, Class A	7,865,824	376,848
Estée Lauder Companies Inc., Class A	4,018,000	240,879
Diageo PLC	8,500,000	232,819
Whole Foods Market, Inc.	2,096,600	202,846
Green Mountain Coffee Roasters, Inc.1	6,623,023	161,006
L’Oréal SA, non-registered shares	1,010,000	124,167
PepsiCo, Inc.	1,680,000	121,682
Molson Coors Brewing Co., Class B	2,690,000	119,813
Procter & Gamble Co.	1,250,000	83,988
Avon Products, Inc.	5,362,808	82,855
British American Tobacco PLC	1,300,000	68,150
Colgate-Palmolive Co.	500,000	53,155
Coca-Cola Co.	1,140,400	42,651
Nestlé SA	600,000	37,300
AMOREPACIFIC Corp.	34,666	35,716
Danone SA	470,000	29,292
		6,156,626

MATERIALS — 4.96%
Barrick Gold Corp.	24,000,000	924,480
Newmont Mining Corp.	17,195,891	871,488
Dow Chemical Co.	28,128,700	824,452
Praxair, Inc.	5,572,437	587,892
LyondellBasell Industries NV, Class A	9,586,241	468,192
Syngenta AG	1,290,000	434,954
Celanese Corp., Series A2	10,160,000	388,722
CRH PLC	11,240,960	198,298
Sigma-Aldrich Corp.	2,395,000	170,117
Potash Corp. of Saskatchewan Inc.	3,970,000	163,048
Cliffs Natural Resources Inc.	3,850,200	137,991
Nitto Denko Corp.	2,000,000	92,343
Steel Dynamics, Inc.	5,208,000	63,642
Alcoa Inc.	6,510,000	55,726
FMC Corp.	1,000,000	54,320
Nucor Corp.	1,300,000	48,945
ArcelorMittal	2,850,000	42,497
United States Steel Corp.	1,982,200	38,554
Ecolab Inc.	500,000	32,015
Kuraray Co., Ltd.	2,290,000	26,411
Akzo Nobel NV	412,000	23,744
Glencore International PLC	3,768,280	23,039
Huntsman Corp.	1,600,000	23,008
Sino-Forest Corp.1,5	2,820,000	—
		5,693,878

TELECOMMUNICATION SERVICES — 2.11%
Crown Castle International Corp.1,2	18,177,430	1,153,540
Sprint Nextel Corp., Series 11	99,144,000	480,848
SOFTBANK CORP.	8,800,000	358,541
América Móvil, SAB de CV, Series L (ADR)	7,880,000	201,649
MetroPCS Communications, Inc.1	17,290,305	168,235
Millicom International Cellular SA (SDR)	359,923	30,980
Leap Wireless International, Inc.1	3,900,000	21,333
Broadview Networks Holdings, Inc., Class A1,4,5	31,812	—
		2,415,126

UTILITIES — 0.10%
Power Grid Corp. of India Ltd.	22,100,000	47,458
RRI Energy, Inc.1	16,045,000	40,594
NRG Energy, Inc.	1,350,000	28,809
		116,861

MISCELLANEOUS — 3.60%
Other common stocks in initial period of acquisition		4,135,162

Total common stocks (cost: $72,898,721,000)		104,332,263

		Value
Preferred stocks — 0.00%	Shares	(000)

TELECOMMUNICATION SERVICES — 0.00%
Broadview Networks Holdings, Inc., Series B1,4,5	1,272	$191

Total preferred stocks (cost: $21,000,000)		191

Warrants — 0.10%

CONSUMER DISCRETIONARY — 0.01%
General Motors Co., Series A, warrants, expire 20161	534,593	6,693
General Motors Co., Series B, warrants, expire 20191	534,593	4,042
		10,735

FINANCIALS — 0.01%
Citigroup Inc., Class A, warrants, expire 20191	25,500,000	10,404

MISCELLANEOUS — 0.08%
Other warrants in initial period of acquisition		93,366

Total warrants (cost: $115,941,000)		114,505

	Principal amount
Convertible securities — 0.04%	(000)

TELECOMMUNICATION SERVICES — 0.04%
Clearwire Corp. 8.25% convertible notes 20403	$65,000	47,613

Total convertible securities (cost: $65,063,000)		47,613

Bonds & notes — 0.03%

TELECOMMUNICATION SERVICES — 0.03%
LightSquared, Term Loan B, 12.00% 20146,7,8,9	31,780	21,878
Cricket Communications, Inc. 7.75% 2016	1,250	1,325
Cricket Communications, Inc. 7.75% 2020	4,375	4,266
		27,469

CONSUMER DISCRETIONARY — 0.00%
MGM Resorts International 13.00% 2013	4,125	4,682

Total bonds & notes (cost: $39,109,000)		32,151

Short-term securities — 8.99%

Fannie Mae 0.09%–0.19% due 9/5/2012–3/5/2013	2,276,850	2,276,171
Freddie Mac 0.10%–0.20% due 9/4/2012–4/26/2013	2,214,082	2,213,046
U.S. Treasury Bills 0.10%–0.178% due 9/6/2012–4/4/2013	2,178,500	2,178,082
Federal Home Loan Bank 0.105%–0.20% due 9/5/2012–8/28/2013	1,883,800	1,883,227
Federal Farm Credit Banks 0.14%–0.22% due 9/7/2012–7/5/2013	380,000	379,805
Straight-A Funding LLC 0.17%–0.18% due 9/4–10/10/20123	207,821	207,791
Wells Fargo & Co. 0.15%–0.18% due 9/18–12/4/2012	141,800	141,740
Variable Funding Capital Company LLC 0.20% due 10/15/20123	39,500	39,488
Coca-Cola Co. 0.21%–0.24% due 10/23–12/19/20123	160,750	160,667
Private Export Funding Corp. 0.14%–0.17% due 9/11–11/20/20123	130,000	129,954
United Technologies Corp. 0.14%–0.20% due 9/21–10/24/20123	114,600	114,566
Procter & Gamble Co. 0.12%–0.15% due 9/10–9/24/20123	110,000	109,993
Wal-Mart Stores, Inc. 0.12% due 9/12–10/3/20123	100,700	100,692
Merck & Co. Inc. 0.13%–0.14% due 9/10–9/13/20123	93,397	93,393
National Rural Utilities Cooperative Finance Corp. 0.14% due 9/18–9/24/2012	50,800	50,796
General Electric Co. 0.17% due 9/26/2012	50,000	49,995
Abbott Laboratories 0.12% due 9/18/20123	46,900	46,897
Paccar Financial Corp. 0.11% due 9/25/2012	46,000	45,996
Regents of the University of California 0.15%–0.16% due 9/13–10/2/2012	40,300	40,297
NetJets Inc. 0.13% due 9/14/20123	30,000	29,998
Honeywell International Inc. 0.15% due 9/26/20123	30,000	29,995

Total short-term securities (cost: $10,321,958,000)		10,322,589

Total investment securities (cost: $83,461,792,000)		114,849,312
Other assets less liabilities		(75,677)

Net assets		$114,773,635

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,165,756,000, which represented 1.02% of the net assets of the fund.
4Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets
Laricina Energy Ltd.	6/21/2011	$41,523	$27,466	.02%
Broadview Networks Holdings, Inc., Series B	7/7/2000–3/6/2002	21,000	191	.00
Broadview Networks Holdings, Inc., Class A	7/7/2000–3/6/2002	—	—	.00
Total restricted securities		$62,523	$27,657	.02%

5Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $27,657,000, which represented .02% of the net assets of the fund.
6Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8Scheduled interest and/or principal payment was not received.
9Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $21,878,000, which represented .02% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-905-1012O-S32860

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Growth Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc. (the “Fund”) as of August 31, 2012, and for the year then ended and have issued our report thereon dated October 8, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 8, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2012

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 31, 2012